Exhibit 99.1

Blackboxstocks and REalloys Announce Closing of Merger; REalloys to Begin Trading on Nasdaq Under Ticker “ALOY”

Combined Company Positioned as a Vertically Integrated, Zero-China Nexus Heavy Rare Earth Platform Supporting U.S. National Security and Defense Supply Chains

DALLAS, February 24, 2026 (GLOBE NEWSWIRE) — Blackboxstocks Inc. (Nasdaq: BLBX) (“Blackboxstocks”) today announced the successful closing of its previously announced merger with REalloys Inc. (“REalloys”) following the close of market on February 24, 2026.

Effective at the open of trading on Wednesday, February 25, 2026, the combined company will operate under the name REalloys Inc. and its common stock is expected to trade on the Nasdaq Capital Market under the ticker symbol “ALOY.”

The transaction marks the public market debut of a vertically integrated North American heavy rare earth platform focused on establishing a secure, zero-China nexus supply chain aligned with U.S. defense procurement priorities.

As provided in the merger agreement, the Blackboxstocks board of directors authorized and declared a dividend of one contingent value right (“CVR”) for each share of common stock outstanding at 5:01 p.m. Central Time on the record date, February 23, 2026, payable immediately prior to the consummation of the Merger. The CVRs will represent the rights to receive cash payments in connection with certain transactions involving the assets, rights and properties owned, used or usable by Blackbox.io Inc., a Nevada corporation and wholly owned subsidiary of Blackboxstocks, which was organized to conduct historical operations of Blackboxstocks.

Transaction Highlights

Following the closing, REalloys is positioned to advance its strategic objective of becoming the largest producer of heavy rare earth oxides and metals outside of China by the first half of 2027, supported by what the Company believes are among the most advanced commercial-scale heavy rare earth separation and metallization assets outside of China.

Key Platform Attributes Include:

●	Strategic Objective: Scaling oxide separation and metallization capacity to serve defense, advanced manufacturing, and protected industrial markets.

●	Compliance Advantage: Positioned to operate a zero-China nexus supply chain aligned with anticipated 2027 U.S. defense procurement restrictions and currently servicing federal logistics and procurement channels supporting the Defense Industrial Base.

●	Advanced Execution Profile: Leveraging existing infrastructure with phased expansion plans, comparatively limited incremental capital requirements, and reduced permitting risk relative to greenfield development projects.

●	Feedstock Diversification Strategy: Designed to be feedstock-agnostic, utilizing allied and domestic sources to mitigate supply concentration risk.

●	Integrated Growth Path: Executing a phased scale strategy spanning upstream resource development, midstream separation and metallization, and downstream magnet initiatives, including collaboration efforts with Japan Organization for Metals and Energy Security (JOGMEC) to support high-performance magnet manufacturing for strategic markets.

Strategic Positioning at Closing

REalloys enters the public markets at a pivotal time as geopolitical considerations, critical mineral policy, and national security priorities increasingly converge around the need for dependable, China-independent heavy rare earth capability.

The Company’s integrated mine-to-magnet strategy encompasses:

●	Upstream: 100% owned Hoidas Lake rare earth asset in Saskatchewan, strategic partnership with U.S. government backed Mission Critical Materials (tailings and waste stream technology), a diversified portfolio of allied upstream feedstock providers, and recycling partnerships.

●	Midstream: Expansion of North American separation, refining, and metallization capabilities in partnership with the Saskatchewan Research Council.

●	Downstream: 100% owned PMT Critical Metals. The only advanced heavy rare earth metallization facility in the continental U.S., serving federal logistics and procurement agencies supporting the U.S. Department of Defense, Department of Energy, and NASA, as well as the broader Defense Industrial Base, Nuclear Industrial Base, and Organic Industrial Base.

About REalloys:

REalloys Inc. is advancing a fully integrated North American mine-to-magnet supply chain encompassing upstream resource development, midstream processing, and downstream manufacturing. REalloys’ upstream foundation includes its Hoidas Lake rare-earth asset in Saskatchewan and a diversified network of allied feedstock and recycling partners. Together with the Saskatchewan Research Council, REalloys is building a platform to scale North American midstream separation, refining, and metallization capabilities—creating a coordinated system that processes and converts rare-earth materials from allied and domestic sources into high-purity products. Those refined materials feed directly into REalloys’ downstream manufacturing operations in Euclid, Ohio, where the company produces advanced alloys and magnet components for defense, clean-energy, and high-performance industrial applications. REalloys’ Ohio facility serves federal logistics and procurement agencies supporting the Department of Defense, the Department of Energy, and National Aeronautics and Space Administration, in addition to the broader Defense Industrial Base and Organic Industrial Base.

For more information, go to www.realloys.com or email info@realloys.com

Forward Looking Statements and Safe Harbor

This press release contains “forward-looking statements” within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements regarding development activities, project milestones, expected capacity, market expansion, financing, timing, strategic initiatives, regulatory approvals, or future performance are forward-looking statements. Such statements reflect management’s current expectations, assumptions, and estimates and are inherently subject to significant risks and uncertainties, many of which are beyond the control of the Company. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” and similar expressions are intended to identify forward-looking statements, though their absence does not mean a statement is not forward-looking.

These statements are not guarantees of performance or outcomes. Actual results may differ materially from those expressed or implied due to various factors, including but not limited to: the ability to successfully complete project development and commercialization efforts; uncertainties related to scaling new technologies or processes to industrial production; supply-chain reliability, logistics, and availability of equipment and materials; fluctuations in rare-earth prices or demand; changes in market conditions, customer preferences, or procurement policies; regulatory approvals, environmental compliance, and permitting delays; inflationary pressures or rising capital costs; the availability, cost, and terms of financing; geopolitical events and trade policies affecting critical minerals; the outcome of future collaborations or partnerships; workforce recruitment and retention; cybersecurity or intellectual-property risks; competitive developments or technological change; and macroeconomic or industry-specific conditions that could impact operations, markets, or valuations.

Forward-looking statements also include expectations regarding the merger between Blackboxstocks and REalloys, including but not limited to, the integration, synergies, and potential benefits of the merger and related transactions. These are subject to numerous risks and uncertainties, including the satisfaction of closing conditions, receipt of necessary approvals, potential delays, litigation, regulatory review, or changes in transaction structure. There can be no assurance that any merger-related synergies will occur on the expected timeline, terms, or at all, or that anticipated synergies will be realized.

All forward-looking statements speak only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect subsequent events, new information, or changes in expectations, except as required by law. Readers are cautioned not to place undue reliance on these statements, which are provided for the purpose of describing management’s current expectations and strategic outlook, and which involve numerous known and unknown risks, uncertainties, and other factors that may cause actual results or performance to differ materially.

These statements should not be construed as forecasts or guarantees of future outcomes. The risks and uncertainties that could affect the Company’s operations, financial condition, performance, and prospects include those described in its filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other periodic and current reports available at www.sec.gov.

Contacts

REalloys Inc.
Angela Gorman
Communications, REalloys
angela@amwpr.com
www.realloys.com

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